SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
                              (AMENDMENT NO. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(c)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            TANISYS TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)
                 ______________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
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      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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      (5)   Total fee paid:

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      determined.

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

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      (4)   Date Filed:

                              [TANISYS LETTERHEAD]

February 14, 1997

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 1997 Annual Meeting of the Stockholders of Tanisys Technology, Inc. The Annual Meeting will be held on Thursday, March 20, 1997 at 1:00 p.m. at the Renaissance Austin Hotel, located at 9721 Arboretum Boulevard, Austin, Texas 78759. The formal Notice of the Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on Tanisys Technology's operations.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

We are gratified by your continued interest in Tanisys Technology and pleased that last year so many of you voted your shares either in person or by proxy. We hope that you will vote again this year, and we urge you to return your proxy card as soon as possible.

Sincerely,

/s/ MARK C. HOLLIDAY

Mark C. Holliday
Chairman of the Board
Chief Executive Officer

Enclosures

                            TANISYS TECHNOLOGY, INC.
                      12201 TECHNOLOGY BOULEVARD, SUITE 130
                               AUSTIN, TEXAS 78727

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 20, 1997

      NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Tanisys Technology, Inc., a Wyoming corporation (the "Company'), will be held on Thursday, March 20, 1997, at 1:00 p.m. local time at the Renaissance Austin Hotel, 9721 Arboretum Boulevard, in Austin, Texas, for the purpose of considering and voting upon the following:

      (1) A proposal to elect two directors to hold office until the 2000 Annual Meeting of Stockholders or until the election and qualification of their respective successors.

      (2) A proposal to approve the granting of stock options to certain directors and executive officers under the Company's 1993 Stock Option Plan.

      (3) A proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending September 30, 1997.

      (4) Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

      The items of business are more fully described in the Proxy Statement accompanying this notice.

      The Board of Directors has fixed January 31, 1997, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

                                    By Order of the Board of Directors

                                    Joe O. Davis
                                    CORPORATE SECRETARY
Austin, Texas
February 14, 1997

                                    IMPORTANT

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELFADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                            TANISYS TECHNOLOGY, INC.
                      12201 TECHNOLOGY BOULEVARD, SUITE 130
                               AUSTIN, TEXAS 78727

                              --------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 20, 1997

                    SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation by the Board of Directors of Tanisys Technology, Inc. (the "Company") of proxies for the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Thursday, March 20, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and any adjournment(s) thereof. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1996 are being first mailed to the Company's stockholders on or about February 14, 1997.

      The accompanying proxy is designed to permit each holder of the Company's common stock, par value $.01 per share (the "Common Stock"), to vote for or withhold voting for the nominees for election as directors of the Company set forth under proposal 1, to vote for or against or to abstain from voting on proposals 2 and 3 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. IF NO SUCH SPECIFICATIONS ARE MADE, THE PROXIES FOR THE COMMON STOCK WILL BE VOTED BY THOSE PERSONS NAMED IN THE PROXIES AT THE ANNUAL MEETING: FOR THE ELECTION OF THE NOMINEES UNDER THE CAPTION "ELECTION OF DIRECTORS," FOR THE APPROVAL OF THE GRANTING OF STOCK OPTIONS TO CERTAIN DIRECTORS AND EXECUTIVE OFFICERS UNDER THE COMPANY'S 1993 STOCK OPTION PLAN AND FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR. If any other matters properly come before the Annual Meeting, the proxies will vote upon such matters according to their judgment.

      The Company encourages the personal attendance of its stockholders at the Annual Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to Joe O. Davis, Senior Vice President, Chief Financial Officer and Corporate Secretary, Tanisys Technology, Inc., at the Company's principal executive offices, 12201 Technology Boulevard, Suite 130, Austin, Texas 78727, at any time before the proxy is voted, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

      All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. Additionally, the Company has elected to retain the services of D.F. King & Co. for the purpose of soliciting proxies to be voted at the Annual Meeting at an estimated cost of $2,500, plus out-of-pocket expenses.

      The Annual Report to Stockholders covering the Company's fiscal year ended September 30, 1996, including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
GENERAL

      The Board of Directors has fixed January 31, 1997, as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on January 31, 1997, 16,635,155 shares of the Common Stock were outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

QUORUM AND VOTE REQUIRED

      The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a plurality of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required to elect directors for the Company and the affirmative vote of the holders on the Record Date of a majority of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required to approve the granting of options to certain directors and executive officers under the Company's 1993 Stock Option Plan and ratification of the appointment of the Company's independent public accountants.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company, (ii) all executive officers of the Company, including those listed in the Summary Compensation Table set forth under the caption "Executive Compensation" below, and (iii) all executive officers and directors of the Company as a group, as of the Record Date.

                                   COMMON STOCK
                               AMOUNT AND NATURE OF         PERCENT OF CLASS
NAME OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP (1)     OWNED BENEFICIALLY (2)
------------------------     ------------------------     ----------------------
Mark C. Holliday ............        422,578(3)                      2.5%
Gary W. Pankonien ...........      1,995,000                        12.0%
Joe O. Davis ................          8,000                          *
Chris Efstathiou, Jr ........         25,000                          *
Guy L. Fielder ..............          5,000(4)                       *
Benjamin S. Marz ............         71,857(5)                       *
Bill A. Nabors ..............          8,000                          *
Donald R. Turner ............         25,000                          *
Parris H. Holmes, Jr ........        996,225(6)                      5.9%
Gordon H. Matthews ..........        152,000(7)                       *
Alan H. Portnoy .............              0                          *
James E. Sowell .............      1,332,648(8)                      7.7%
Theodore W. Van Duyn ........        150,000(9)                       *
All executive officers and
  directors as a group
  (13 persons, including the
  executive officers and
  directors listed above) ...      5,191,308(10)                    29.1%
---------------
* Represents less than one percent (1%) of the issued and outstanding shares of Common Stock.

(1) Unless otherwise noted, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages indicated are based on outstanding stock options, Class B, Class C and other Common Stock Purchase Warrants (collectively, the "Warrants") exercisable within 60 days for each individual and 16,635,155 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 14,706 shares that Mr. Holliday has the right to acquire upon the exercise of Warrants, exercisable within 60 days, and 306,666 shares that Mr. Holliday has the right to acquire upon exercise of stock options, exercisable within 60 days.

(4)   Represents 5,000 shares owned by Mr. Fielder's wife.

(5) Includes 66,667 shares that Mr. Marz has the right to acquire upon exercise of stock options, exercisable within 60 days.

(6) Includes 85,000 shares that Mr. Holmes has the right to acquire upon exercise of stock options, exercisable within 60 days, 42,000 shares that Mr. Holmes has the right to acquire upon the exercise of Warrants, exercisable within 60 days, and 13,000 shares owned by his four children.

(7) Includes 55,000 shares that Mr. Matthews has the right to acquire upon exercise of stock options, exercisable within 60 days, and 1,400 shares owned by his daughter.

(8) Represents 758,824 shares owned by Jim Sowell Construction Co., Inc., a private company owned 100% by Mr. Sowell, 15,000 shares that Mr. Sowell has the right to acquire upon exercise of stock options, exercisable within 60 days, and 558,824 shares that Mr. Sowell has the right to acquire upon the exercise of Warrants owned by Jim Sowell Construction Co., Inc., exercisable within 60 days.

(9) Includes 50,000 shares that Mr. Van Duyn has the right to acquire upon exercise of stock options, exercisable within 60 days.

(10) Includes 578,333 shares that 13 directors and executive officers have the right to acquire upon exercise of stock options, exercisable within 60 days, and 615,530 shares that such directors and executive officers have the right to acquire upon the exercise of Warrants, exercisable within 60 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information with respect to persons who are known to the Company to be the beneficial owners of 5% or more of the outstanding Common Stock as of the Record Date:

                                   AMOUNT AND NATURE OF      PERCENT OF CLASS
NAME AND ADDRESS                  BENEFICIAL OWNERSHIP(1)  OWNED BENEFICIALLY(2)
----------------                  -----------------------  ---------------------
GARY W. PANKONIEN .....................  1,995,000               12.0%
12201 Technology Boulevard, Suite 130
Austin, Texas .........................      78727

PARRIS H. HOLMES, JR ..................    996,225(3)             5.9%
9311 San Pedro, Suite 400
San Antonio, Texas ....................      78216

JAMES E. SOWELL .......................  1,332,648(4)             7.7%
3131 McKinney Avenue, Suite 200
Dallas, Texas .........................      75204
------------
(1) Unless otherwise noted, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages indicated are based on outstanding stock options, Class B, Class C and other Common Stock Purchase Warrants (collectively, the "Warrants") exercisable within 60 days for each individual and 16,635,155 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 85,000 shares that Mr. Holmes has the right to acquire upon exercise of stock options, exercisable within 60 days, 42,000 shares that Mr. Holmes has the right to acquire upon the exercise of Warrants, exercisable within 60 days, and 13,000 shares owned by his four children.

(4) Represents 758,824 shares owned by Jim Sowell Construction Co., Inc., a private company owned 100% by Mr. Sowell, 558,824 shares that Mr. Sowell has the right to acquire upon the exercise of Warrants owned by Jim Sowell Construction Co., Inc., exercisable within 60 days, and 15,000 shares that Mr. Sowell has the right to acquire upon exercise of stock options, exercisable within 60 days.

                                 ITEM 1 ON PROXY
                              ELECTION OF DIRECTORS
NOMINEES

      The Bylaws of the Company, as amended, provide that the Board of Directors shall consist of not fewer than three nor more than fifteen members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at seven, with such directors being divided into three classes.

      The Board of Directors has nominated for director the individuals named below to be elected at the Annual Meeting. The nominees will constitute the Class I directors whose term will expire at the 2000 Annual Meeting of Stockholders. The other directors of the Company will continue in office for their existing terms.

      The table below sets forth the names and ages of the nominees for director and the year each nominee first became a director of the Company. Each of the nominees is presently serving as a director of the Company. Biographical information on the nominees is set forth below under "Management - Executive Officers and Directors."

                              NOMINEES FOR DIRECTOR
                 CLASS I - TERM TO EXPIRE AT 2000 ANNUAL MEETING

                                                  YEAR FIRST BECAME A
            NAME AND AGE                        DIRECTOR OF THE COMPANY
            ------------                        -----------------------
            Gary W. Pankonien (46)                       1996
            Alan W. Portnoy (51)                         1996

      Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if either of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

      Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such nominee of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, such nominees will be elected as directors. Proxies will be voted for the nominees in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" the nominees.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                    THE ELECTION OF THE INDIVIDUALS NOMINATED
                           FOR ELECTION AS DIRECTORS.

                CONTINUING DIRECTORS NOT STANDING FOR RE-ELECTION

      The following directors serve terms expiring at the 1998 and 1999 Annual Meetings of the Stockholders:

            CLASS II - CONTINUING TO SERVE UNTIL 1998 ANNUAL MEETING

                                                 YEAR FIRST BECAME A
            NAME AND AGE                        DIRECTOR OF THE COMPANY
            ------------                        -----------------------
            Gordon H. Matthews (60)                      1994
            James E. Sowell (48)                         1995

            CLASS III - CONTINUING TO SERVE UNTIL 1999 ANNUAL MEETING

                                                 YEAR FIRST BECAME A
            NAME AND AGE                        DIRECTOR OF THE COMPANY
            ------------                        -----------------------
            Mark C. Holliday (44)                         1994
            Parris H. Holmes, Jr. (53)                    1993
            Theodore W. Van Duyn (47)                     1994

      Biographical information on these continuing directors is set forth below under "Management - Executive Officers and Directors."

                                 ITEM 2 ON PROXY

                       APPROVAL OF GRANTING OF OPTIONS TO
                    CERTAIN DIRECTORS AND EXECUTIVE OFFICERS
                   UNDER THE COMPANY'S 1993 STOCK OPTION PLAN

      Since the commencement of the Company's last completed fiscal year on October 1, 1995, the Stock Option Committee of the Board of Directors granted options to directors and executive officers of the Company, as listed below, under the Company's 1993 Stock Option Plan to purchase 100,000 shares of Common Stock at $3.62, 300,000 shares at $3.69, 145,000 shares at $3.13, 260,000 shares at $4.09 and 100,000 shares at $4.17. All of such options vest over a three-year period (see "Executive Compensation - Employee Benefit Plans - Stock Option Plans"):

                                                 PRICE     DATE
                                  NUMBER          PER     OPTION      EXPIRATION
   OPTIONEE                      OF SHARES       SHARE    GRANTED        DATE
   --------                      ---------       -----    -------     ----------
Mark C. Holliday ...........      100,000       $ 3.62    3/27/96      3/27/01

Gary W. Pankonien ..........      150,000         3.69    5/09/96      5/09/01

Joe O. Davis ...............      120,000         3.13    8/23/96      8/23/01
                                   30,000         4.09    10/10/96     10/10/01

Chris Efstathiou, Jr .......       60,000         3.69    5/09/96      5/09/01
                                   60,000         4.09    10/10/96     10/10/01

Guy L. Fielder .............      100,000         4.17    10/18/96     10/18/01

Benjamin S. Marz ...........       60,000         4.09    10/10/96     10/10/01

Bill A. Nabors .............       30,000         3.69    5/09/96      5/09/01
                                   60,000         4.09    10/10/96     10/10/01

Donald R. Turner ...........       60,000         3.69    5/09/96      5/09/01
                                   50,000         4.09    10/10/96     10/10/01

Alan H. Portnoy ............       25,000         3.13    8/23/96      8/23/01


      Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for approval of the granting of the foregoing options under the Company's 1993 Stock Option Plan. Proxies will be voted for or against such approval in accordance with specifications marked thereon; if no specification is made, the proxies will be voted "FOR" such approval.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 THE PROPOSAL TO APPROVE THE GRANTING OF OPTIONS
                   UNDER THE COMPANY'S 1993 STOCK OPTION PLAN.

                                 ITEM 3 ON PROXY
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Company has appointed the firm of Arthur Andersen LLP to serve as independent public accountants of the Company for the fiscal year ending September 30, 1997. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Arthur Andersen LLP has served as independent public accountants of the Company with respect to the Company's consolidated financial statements for fiscal years 1994 through 1996 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors may reconsider the appointment.

      Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

      Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the adoption of the proposal. Proxies will be voted for or against such ratification in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted "FOR" such ratification.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE
             COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                                 ITEM 4 ON PROXY
              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

      The Board of Directors of the Company knows of no matters, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the proxy cards in accordance with their judgment.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

      On the Record Date, the executive officers and directors of the Company were as follows:

    NAME                 AGE                 POSITION
    ----                 ---                 --------
Mark C. Holliday          44     Chairman of the Board and Chief Executive
                                 Officer

Gary W. Pankonien         46     President, Chief Operating Officer and Director

Joe O. Davis              53     Senior Vice President, Chief Financial Officer
                                 and Corporate Secretary

Chris Efstathiou, Jr.     37     Vice President of Materials

Guy L. Fielder            43     Vice President of Engineering

Benjamin S. Marz          44     Vice President of Sales and Customer Service

Bill A. Nabors            55     Vice President of Manufacturing

Donald R. Turner          41     Corporate Controller

Parris H. Holmes, Jr.     53     Vice Chairman of the Board (1)(2)(3)

Gordon H. Matthews        60     Director (1)

Alan H. Portnoy           51     Director (1)

James E. Sowell           48     Director (2)(3)

Theodore W. Van Duyn      47     Director (2)(3)
------------
(1)   Member of the Audit Committee.

(2)   Member of the Compensation Committee.

(3)   Member of the Stock Option Committee.

      The following is a description of the biographies of the Company's executive officers and directors for the past five years.

      MARK C. HOLLIDAY joined the Company as President, Chief Executive Officer and a director in February 1994 and was elected Chairman of the Board in March 1994. Mr. Holliday has over 20 years of computer industry experience in large multinational companies as well as new ventures in computer software development, most recently with BMC Software, Inc., a software development company, where he served as Director of Research and Development from March 1988 to February 1994.

      GARY W. PANKONIEN was appointed President and Chief Operating Officer of the Company after the acquisition of 1st Tech Corporation ("1st Tech") and DarkHorse Systems, Inc. ("DarkHorse") in May 1996 and elected a director in July 1996. Prior to 1st Tech's acquisition by the Company, Mr. Pankonien served as Chairman and Chief Executive Officer of 1st Tech since its inception in January 1993 and as Chairman and Chief Executive Officer of DarkHorse since May 1992. He was Chief Operations Officer of Stratum Technologies, Inc., a memory module manufacturer and reseller located in Austin, Texas, from January 1992 until August 1992, when he purchased Stratum and was appointed Chairman of the Board and Chief Executive Officer. Stratum was dissolved in June 1995. He was employed with Compaq Computer Corporation, a personal computer manufacturer, from February 1984 until October 1991 as Notebook Computer Design and Operations Manager and co-developed and currently holds the patent for the first notebook computer.

      JOE O. DAVIS, CPA, joined the Company as Senior Vice President, Chief Financial Officer and Corporate Secretary in July 1996. Prior to joining the Company, Mr. Davis served from June 1990 to April 1993 as Chief Financial Officer of San Marcos Telephone Company, which was acquired by Century Telephone Enterprises, a long distance telephone company listed on the New York Stock Exchange and located in Monroe, Louisiana, in April 1993. He continued his employment with Century Telephone Enterprises as Vice President of Finance and Planning until July 1996. He has 27 years of experience in financial management and business planning, both domestically and internationally, has served as a member of the board of directors of various public and private companies in the United States and Australia, and was a partner with Peat Marwick Mitchell & Co., now known as KPMG Peat Marwick, for three years.

      CHRIS EFSTATHIOU, JR., Vice President of Materials, has more than 15 years of experience in the electronics industry in high-tech purchasing. He joined 1st Tech in December 1994 as Vice President of Materials and the Company in May 1996 upon its acquisition of 1st Tech. Previously, Mr. Efstathiou worked from May 1990 to December 1994 as the Director of Strategic Materials for Dell Computer Corporation, a personal computer manufacturer. Prior to working with Dell, he was involved for more than 10 years in high-tech purchasing, including four years with Advent Corporation and more than two years with Wang Laboratories, Inc.

      GUY L. FIELDER, Vice President of Engineering, joined the Company in October 1996. Mr. Fielder was self-employed as an engineering consultant from October 1991 to November 1996. He was employed with Compaq Computer Corporation from May 1982 to October 1991, where he was the 18th employee, a member of its start-up team and intimately involved in the formation of Compaq's organization, structure and culture. As a senior research and development manager at Compaq, he developed state-of-the-art portable personal computers that won numerous industry awards and grossed over $2 billion in sales.

      BENJAMIN S. MARZ, Vice President of Sales and Customer Service, joined the Company in April 1994. Prior to joining the Company, Mr. Marz was Vice President of Sales and Customer Service of Technology Works, Inc., a memory manufacturing company, from February 1993 to April 1994 after serving two years on their board. He was President of Computerland in Austin, Texas from July 1990 to February 1993.

      BILL A. NABORS joined the Company as Vice President of Manufacturing effective upon the acquisition of 1st Tech in May 1996. He had served in the same capacity with 1st Tech since February 1996. Previously, Mr. Nabors was President and Chief Operating Officer of Bartco Inc., a printing company serving small businesses, from December 1992 to February 1996. He was Director of U.S. Manufacturing for Compaq Computer Corporation from June 1984 to November 1992 and was instrumental in establishing their Houston SMT operations. His background includes materials management positions with both Texas Instruments and Rockwell International.

      DONALD R. TURNER, CPA, joined the Company as Corporate Controller effective upon the acquisition of 1st Tech in May 1996. He was a founding officer and board member of 1st Tech, where he served as Vice President, Chief Financial Officer and Secretary-Treasurer from January 1993 until the purchase of 1st Tech by Tanisys in May 1996. He was Controller of Stratum Technologies, Inc. from September 1992 to January 1993. Prior to joining Stratum, he was Controller of Phillips Distribution, a San Antonio, Texas based packaging distribution company, from March 1984 until September 1992.

      PARRIS H. HOLMES, JR. has served as a director of the Company since August 1993, having served as Chairman of the Board until March 1994, at which time he was elected Vice Chairman of the Board. Mr. Holmes is Chairman and Chief Executive Officer of Billing Information Concepts Corp., a third-party billing clearinghouse and information management services business; Chairman of U.S. Long Distance Corp., a telecommunications company which he founded in 1985; and serves on the Board of Directors of Poore Brothers, Inc., a manufacturer and distributor of flavored potato chips.

      GORDON H. MATTHEWS has served as a director of the Company since September 1994. Since June 1992, Mr. Matthews has owned and operated Matthews Voice Mail Management, Inc., which provides voice mailboxes on a monthly rental basis for specialized applications. He has owned and operated Matthews Communications Systems, Inc., which tracks the pace of golf course play and increases efficiency and net profitability of golf courses, since May 1989. In June 1996, Mr. Matthews started a new company, Matthews Communications Management, Inc., which offers advanced telephone control products. He serves on the Board of Directors of V-Tel Corporation, an Austin, Texas company specializing in teleconferencing services.

      ALAN H. PORTNOY has served as a director of the Company since July 1996. Since October 1996, Mr. Portnoy has served as President of Macronix America Inc., a semiconductor manufacturing company. From January 1994 to October 1996, he was President of Galactic Enterprises, Inc., which provides corporate development and strategic marketing services for high technology start-up companies and multinational corporations in the semiconductor, computer and communications fields. From September 1987 to January 1994, he was Executive Vice President and Chief Operating Officer of Goldstar America, Inc., a subsidiary of the Lucky-Goldstar Group, a Korean conglomerate.

      JAMES E. SOWELL has served as a director of the Company since May 1995 and is the founder of Jim Sowell Construction Co., Inc., which began in 1972 primarily for single-family home construction. Since 1972, the company has expanded its scope of operations and ownership to include land development, income property development, financial institutions, country club and golf course operations and ownership, hotel and restaurant ownership and operations, as well as interests in major corporations. Mr. Sowell is a director of Billing Information Concepts Corp. He was Chairman of the Board of Business Capital Corporation ("BCC"), Arlington Golf Club, Inc. ("AGC") and Sable Homes, Inc. ("SHI") and a general partner of SBS Venture ("SBS"). All of these entities filed petitions for relief under the U.S. Bankruptcy Code-BCC in March 1991 (emerged in January 1992), AGC in April 1992 (dismissed in January 1993), SHI in September 1993 (liquidated in December 1993) and SBS in September 1991 (petition withdrawn in December 1991).

      THEODORE W. VAN DUYN has served as a director since March 1994. Mr. Van Duyn has been Chief Technology Officer for BMC Software, Inc. since February 1993. He joined BMC Software, Inc. in 1985 as Director of Research and served as Senior Vice President, Research and Development, from 1986 until assuming his current position.

      All directors hold office for their elected term or until their successors are duly elected and qualified. If a director should be disqualified or unable to serve as a director, the vacancy so arising may be filled by the Board of Directors for the unexpired portion of his term. All officers serve at the discretion of the Board of Directors. There are no family relationships between members of the Board of Directors or any executive officers of the Company.

COMMITTEES, MEETINGS AND BOARD COMPENSATION

      The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established a Compensation Committee, an Audit Committee and a Stock Option Committee. The Board of Directors does not currently utilize a nominating committee or committee performing similar functions.

COMPENSATION COMMITTEE

      The Compensation Committee reviews and makes recommendations to the Board of Directors concerning major compensation policies and compensation of officers and executive employees. This committee is comprised of Directors Holmes, Sowell and Van Duyn.

AUDIT COMMITTEE

      The Audit Committee acts on behalf of the Board of Directors with respect to the Company's financial statements, record-keeping, auditing practices and matters relating to the Company's independent public accountants, including recommending to the Board of Directors the firm to be engaged as independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of the audit and any related management letter; consulting with the independent public accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approving professional services by the independent public accountants; and reviewing the independence of the independent public accountants. The Audit Committee is comprised of Directors Holmes, Matthews and Portnoy.

BOARD OF DIRECTOR AND COMMITTEE MEETINGS

      During the fiscal year ended September 30, 1996, the Board of Directors met 11 times and took actions on 15 other occasions by unanimous written consents. During the year, the Compensation Committee of the Board of Directors met on two occasions and the Stock Option Committee met on two occasions. The Audit Committee did not meet during fiscal 1996.

DIRECTORS' COMPENSATION

      Directors are not paid a fee for attending Board of Director or committee meetings, but are reimbursed for their travel expenses to and from the meetings.

      Outside directors were granted stock options under the Company's 1993 Stock Option Plan at the time of their election or appointment to the Board of Directors from April 1994 until January 1997, when the Board of Directors approved the Company's 1997 Stock Option Plan for Non-Employee Directors. See "Executive Compensation - Employee Benefit Plans - Stock Option Plans."

      STOCK OPTIONS. Each outside director has been granted an option or options to purchase certain shares of Common Stock pursuant to the Company's 1993 Stock Option Plan. See "Executive Compensation - Employee Benefit Plans - Stock Option Plans." At September 30, 1996, the outside directors of the Company held the following number and value of options granted under the Company's 1993 Stock Option Plan and outside such plan:

                                              SECURITIES UNDERLYING                                  UNREALIZED VALUE OF OPTIONS
                                                     OPTIONS                                         AT SEPTEMBER 30, 1996 ($)(1)
                                          -------------------------------        EXERCISE PRICE     ------------------------------
   DIRECTOR                               EXERCISABLE       UNEXERCISABLE          PER SHARE        EXERCISABLE      UNEXERCISABLE
   --------                               -----------       -------------         -------------     -----------      -------------
PARRIS H. HOLMES, JR ..............          85,000             20,000            $1.71 - $2.72      $144,950           $44,800

GORDON H. MATTHEWS ................          27,500             55,000                $2.94            27,775            55,550

ALAN H. PORTNOY ...................               0             25,000                $3.13                 0            20,500

JAMES E. SOWELL ...................          15,000             30,000                $3.32             9,450            18,900

THEODORE W. VAN DUYN ..............          50,000             25,000                $1.71           112,000            56,000

---------------
(1) Reflects the aggregate market value of the underlying securities as determined by reference to the closing price of the Common Stock on the Vancouver Stock Exchange (the "VSE") on September 30, 1996 ($3.95 per share) minus the aggregate exercise price for each option.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors of the Company (the "Committee") has furnished the following report on the Company's executive compensation policies. The report describes the Committee's compensation policies applicable to the Company's executive officers and provides specific information regarding the compensation of the Company's Chief Executive Officer. (The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC"), nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.)

      The Committee is comprised of three outside directors and administers and oversees, all aspects of the Company's executive compensation policy and reports its determinations to the Board of Directors. See "Management - Committees,

Meetings and Board Compensation - Compensation Committee." The Committee's overall goal is to develop executive compensation policies that are consistent with, and linked to, strategic business objectives and Company values. The Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of, the Company's compensation policies. The Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance and considers related matters.

COMPENSATION PHILOSOPHY

      The Company's executive compensation policies have four primary objectives: to attract and retain highly competent executives to manage the Company's business, to offer executives appropriate incentives for accomplishment of the Company's business objectives and strategy, to encourage stock ownership by executives to enhance mutuality of interest with stockholders and to maximize long-term stockholder value. The Committee believes that the compensation policies should operate in support of these objectives and should emphasize the following: a long-term and at-risk focus, a pay-forperformance culture, an equity orientation and management development.

ELEMENTS OF COMPENSATION

      Each element of compensation considers median compensation levels paid within the competitive market. Competitive market data compares the Company's compensation practices to a group of comparator companies that tend to have similar sales volumes, market capitalizations, employment levels and lines of business. The Committee reviews and approves the selection of companies used for compensation comparison purposes.

      The key elements of the Company's executive compensation are base salary, annual incentive and long-term incentive. These key elements are addressed separately below. In determining compensation, the Committee considers all elements of an executive's total compensation package.

      BASE SALARIES. Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Base salaries are below the size-adjusted medians of the competitive market.

      Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company. When evaluating individual performance, the Committee considers the executive's efforts in promoting Company values, continuing educational and management training, improving product quality, developing relationships with customers, suppliers and employees, and demonstrating leadership abilities among co-workers.

      As reflected in the Summary Compensation Table below, the base salary for Mr. Holliday was increased in fiscal 1996 by approximately $2,300. In determining the base salary for Mr. Holliday for fiscal 1996, the Committee, without his participation in the process and in its subjective determination, considered the Company's overall performance, his individual performance and his long-term contributions to the success of the Company. The Committee also compared Mr. Holliday's base salary to those of chief executive officers at comparator companies.

      ANNUAL INCENTIVE. Each year, the Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include revenue growth, net profitability and cost control. The Committee does not utilize formalized mathematical formulae, nor does it assign weightings to these factors. The Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive. The Committee believes that the Company's growth in revenue and profitability requires subjectivity on the part of the Committee when determining incentive payments. The Committee believes that specific formulae restrict flexibility and are too rigid at this stage of the Company's development. No cash bonus was paid to Mr. Holliday or any other executive officers in fiscal 1996, although bonuses may be paid to Mr. Holliday and other executive officers in the future.

      LONG-TERM INCENTIVES. The Company's long-term compensation philosophy provides that long-term incentives should relate to improvement in stockholder value, thereby creating a mutuality of interests between executives and stockholders. Additionally, the Committee believes that the long-term security of executives is critical for the perpetuation of the Company. Long-term incentives are provided to executives through the Company's 1993 Stock Option Plan.

      In keeping with the Company's commitment to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise an appreciable portion of an executive's total compensation package. When awarding long-term incentives, the Committee considers executives' respective levels of responsibility, prior experience, historical award data, various performance criteria and compensation practices at comparator companies. Again, the Committee does not utilize formal mathematical formulae when determining the number of options/shares granted to executives.

      STOCK OPTIONS. Under the terms of the Company's 1993 Stock Option Plan, stock options were granted at an option price representing the average closing price of the Common Stock as quoted on the VSE for the previous two weeks. Accordingly, stock options have value only if the price of the Common Stock appreciates after the date the options are granted. This design focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company.

      As detailed in the table entitled "Stock Option Grants in Fiscal 1996" below, in fiscal 1996 Mr. Holliday received an option to purchase 100,000 shares of the Common Stock at an exercise price of $3.62 per share, exercisable for five years. In determining the number of shares subject to the option granted to Mr. Holliday, the Committee considered the number of options previously granted to him, the level of total stockholder return and numerous subjective factors indicative of Mr. Holliday's dedication to the success of the Company. At December 31, 1996, Mr. Holliday owned 101,206 shares of the Company's Common Stock and, including his fiscal 1996 grant, held options to purchase an additional 410,000 shares. The Committee believes that this equity interest provides an appropriate link to the interests of stockholders.

      CONCLUSION. The Committee believes these executive compensation policies serve the interests of the stockholders and the Company effectively. The Committee believes that the various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the stockholders' benefit.

 Parris H. Holmes, Jr.       James E. Sowell           Theodore W. Van Duyn

SUMMARY COMPENSATION TABLE

      The following Summary Compensation Table sets forth information concerning compensation paid during each of the Company's last three fiscal years ended September 30, 1996, 1995 and 1994 to its Chief Executive Officer and each of its two other most highly compensated officers whose base salary and bonus exceeded $100,000 for fiscal 1996:

                                                                   LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                               ANNUAL COMPENSATION              ---------------
                               -------------------              SECURITIES UNDER
                               FISCAL                             OPTIONS/SARS
PRINCIPAL POSITION              YEAR     SALARY($)       BONUS     GRANTED (#)
------------------             ------    ---------       -----  ---------------
MARK C. HOLLIDAY ............   1996     $127,341           $0       100,000
CHAIRMAN OF THE BOARD .......   1995      125,000            0       110,000
AND CHIEF EXECUTIVE OFFICER .   1994       62,500(1)         0       200,000

GARY W. PANKONIEN ...........   1996       95,336       66,664       150,000
PRESIDENT AND CHIEF .........   1995          N/A          N/A           N/A
OPERATING OFFICER ...........   1994          N/A          N/A           N/A

BENJAMIN S. MARZ ............   1996      103,262            0             0
VICE PRESIDENT OF SALES .....   1995      102,000            0             0
AND CUSTOMER SERVICE ........   1994       40,625(2)         0       100,000
---------------
(1) Amount shown reflects Mr. Holliday's salary from February 14, 1994, the beginning date of his employment with the Company, through the end of fiscal 1994.

(2) Amount shown reflects Mr. Marz's salary from April 18, 1994, the beginning date of his employment with the Company, through the end of fiscal 1994.

STOCK OPTION GRANTS IN FISCAL 1996

      The following table provides information related to stock options granted to the named executive officers during fiscal 1996:

                        INDIVIDUAL GRANTS
                    ---------------------------                                POTENTIAL REALIZABLE
                                     % OF TOTAL                                   VALUE AT ASSUMED
                    NUMBER OF        OPTIONS                                   ANNUAL RATES OF STOCK
                    SECURITIES       GRANTED TO     EXERCISE                  PRICE APPRECIATION FOR
                    UNDERLYING       EMPLOYEES      OR BASE                       OPTION TERM(2)
                    OPTIONS          IN FISCAL       PRICE      EXPIRATION    ---------------------
     NAME           GRANTED(#)(1)    1996           ($/SH)         DATE        5%($)        10%($)
----------------    -------------    ----------   ----------    ----------    ---------------------
Mark C. Holliday      100,000          12.3%        $3.62         3/27/01     $100,014     $221,005

Gary W. Pankonien     150,000          18.5%         3.69         5/09/01      152,922      337,917

---------------
(1) For each named executive officer, the option listed represents a grant under the Company's 1993 Stock Option Plan. See "Executive Compensation - Employee Benefit Plans." The options granted in 1996 are exercisable one-third on each of the three anniversaries following the date of grant.

(2) Calculation based on stock option exercise price over period of option assuming annual compounding. The columns present estimates of potential values based on certain mathematical assumptions. The actual value, if any, that an executive officer may realize is dependent upon the market price on the date of option exercise.

AGGREGATED STOCK OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION
VALUES

      The following table provides information related to stock options exercised by the named executive officers during the 1996 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                       INDIVIDUAL GRANTS
                  ------------------------        NUMBER OF SECURITIES
                    SHARES                       UNDERLYING UNEXERCISED          VALUE(1) OF UNEXERCISED
                   ACQUIRED                        OPTIONS AT FY END(#)               IN-THE-MONEY
                  UPON OPTION      VALUE       -----------------------------       OPTIONS AT FY END($)
     NAME         EXERCISE(#)     REALIZED     EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
     ----         -----------     --------     -----------     -------------    -----------    -------------
Mark C. Holliday       0             N/A         169,999           240,001        $329,032        $253,068

Gary W. Pankonien      0             N/A               0           150,000            N/A           39,000

Benjamin S. Marz       0             N/A          66,666            33,334         189,998          95,002

---------------
(1) Market value of the underlying securities at September 30, 1996 ($3.95), minus the exercise price.

EMPLOYEE BENEFIT PLANS

401(K) RETIREMENT PLAN

      On May 20, 1996, the Company adopted the 401(k) Plan of 1st Tech Corporation, a Texas corporation acquired by the Company effective May 20, 1996 (the "Retirement Plan"). Participation in the Retirement Plan is offered to eligible employees of the Company or its subsidiaries (collectively, the "Participants"). Generally, all employees of the Company or its subsidiaries who are 21 years of age and who have completed six months of service during which they worked at least 500 hours are eligible for participation in the Retirement Plan.

      The Retirement Plan is a 401(k) plan, a form of defined contribution plan that provides that Participants generally may make voluntary salary deferral contributions, on a pre-tax basis, of between 1% and 15% of their base compensation in the form of voluntary payroll deductions up to a maximum amount as indexed for cost-of-living adjustments. Since its adoption of the Retirement Plan, the Company has not made any matching contributions, but may elect in the future to make matching contributions of up to 100% of the first 6% of a Participant's compensation contributed as salary deferral.

STOCK OPTION PLANS

      1993 STOCK OPTION PLAN. On March 31, 1994, the stockholders of the Company approved the Company's 1993 Stock Option Plan (as thereafter amended, the "Option Plan"), which was adopted by the Board of Directors on October 25, 1993. The Option Plan provides for the grant of incentive stock options ("ISOs") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that do not qualify under Section 422 of the Code ("NQSOs"). Under the terms of the Option Plan, 2,600,000 shares of Common Stock have been reserved for the granting of options. At December 31, 1996, options to purchase 1,909,900 shares had been granted. In addition, at December 31, 1996, options to purchase 151,000 shares ("compensation contract options") had been granted outside the Option Plan, prior to its adoption. If any option granted under the Option Plan terminates, expires or is surrendered, new options may thereafter be granted covering such shares.

      The Option Plan is administered by a committee (the "Stock Option Committee") of three members of the Board of Directors. The Stock Option Committee currently consists of three non-employee members of the Board of Directors, Parris H. Holmes, Jr., James E. Sowell and Theodore W. Van Duyn. The Option Plan grants broad authority to the Stock Option Committee to grant options to key employees, directors and consultants selected by the Stock Option Committee; to determine the number of shares subject to options; the exercise or purchase price per share, subject to VSE requirements; the appropriate periods and methods of exercise and requirements regarding the vesting of options; whether each option granted shall be an ISO or a NQSO and whether restrictions such as repurchase options are to be imposed on shares subject to options and the nature of such restrictions, if any. In making such determinations, the Stock Option Committee may take into account the nature and period of service of eligible participants, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Stock Option Committee in its discretion deems relevant. The option price for ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant, or 100% of fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares. The exercise price of NQSOs also is limited to the fair market value of the Common Stock on the date of grant. Common Stock issued under the Option Plan may be newly issued or treasury shares. The Option Plan does not permit the use of already owned Common Stock as payment for the exercise price of options.

      The options have certain anti-dilution provisions and are not assignable or transferable, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, the options granted under the Option Plan are exercisable only by the optionee or his or her guardian or legal representative. The Company or its subsidiaries may not make or guarantee loans to individuals to finance the exercise of options under the Option Plan. The duration of options granted under the Option Plan cannot exceed ten years (five years with respect to a holder of 10% or more of the Company's shares in the case of an ISO).

      1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. On January 15, 1997, the Board of Directors adopted the Company's 1997 Stock Option Plan for Non-Employee Directors (the "Director Plan"). Prior to this date, non-employee directors were granted options under the Option Plan. A total of 800,000 shares of Common Stock (subject to certain adjustments) have been reserved for issuance upon exercise of Director Options and Discretionary Options, including options for 287,500 shares previously granted to current outside directors under the Option Plan. At the Record Date, no options had been granted under the Director Plan.

      The Director Plan authorizes the granting to non-employee directors (totaling five eligible individuals at December 31, 1996) of nonqualified options ("Director Options") exercisable for the purchase of 25,000 shares of Common Stock on the date they are elected or appointed to the Board of Directors, whether at the annual meeting of stockholders or otherwise, at an exercise price equal to the fair market value of the Common Stock on the date such non-employee director is elected or appointed. In addition, upon their re-election, each non-employee director receives, on the first business day after the date of each annual meeting of stockholders of the Company, commencing with the annual meeting of stockholders immediately following the full vesting of any previously granted Director Option, a Director Option to purchase an additional 25,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant. In each case, such Director Options vest in three equal portions over three years from the first date of the individual's service to the Company as a director or date of grant, as the case may be, and are exercisable for a period of five years from the date of grant.

      The Director Plan also provides for the granting of discretionary options ("Discretionary Options") from time to time by the Board of Directors to any non-employee director of the Company. The Discretionary Options will vest according to the vesting schedule determined by the Board of Directors and will expire five years from the date of grant. At least six months must elapse from the date of the acquisition of the Discretionary Option to the date of disposition of the Director Fee Option (other than upon exercise or conversion) or its underlying Common Stock.

      Options, once granted and to the extent vested and exercisable, will remain exercisable throughout their term, except that the unexercised portion of a Director Option will terminate 30 days after the date an optionee ceases to be a Director for any reason other than death, in which case the Director Option will terminate one year after the optionee's death or six months after the optionee's death if the death occurs during the 30-day period referenced above.

EMPLOYMENT AGREEMENTS AND CHANGE-OF-CONTROL ARRANGEMENTS

      Effective February 15, 1994 and April 18, 1994, the Company entered into employment agreements with Mr. Holliday and Mr. Marz, respectively, with a term of one year, after which they continue on a month-to-month basis until terminated by the Company or the employee upon 120 days' notice as provided therein. Pursuant to the terms of the employment agreements, annual base salaries are $127,341 for Mr. Holliday and $103,262 for Mr. Marz.

      The Company entered into an employment agreement with Gary W. Pankonien effective May 20, 1996 with a term of two years and automatic annual renewals if mutually agreed upon by the Company and the employee. The Company or the employee may terminate the agreement upon giving notice at least 30 days prior to the expiration of the then current term. Pursuant to the terms of the employment agreement, Mr. Pankonien's annual base salary is $125,000. In addition, he will be paid minimum bonuses of $200,000 and $150,000 payable pro rata on a monthly basis during the first and second years of employment, respectively. In the event the employment relationship is terminated by the Company during the initial two-year term, other than for "cause" as defined therein, the employee is entitled to receive, within 45 days of such termination, salary, bonus and other benefits which would have been payable for a 24-month period based on amounts in effect on the termination date, but in no event less than a total of $300,000. The agreement also provides that in the event his employment is terminated, Mr. Pankonien will continue to be a Director of the Company as long as he beneficially owns at least 1,000,000 shares of Common Stock he received as consideration for the acquisition by the Company of 1st Tech.

      Effective July 11, 1996, the Company entered into an employment agreement with Joe Davis with a term of one year, after which the agreement continues on a month-to-month basis until terminated by the Company or the employee upon 120 days' notice as provided therein. Pursuant to the terms of the employment agreement, Mr. Davis' annual base salary is $115,000 and he was granted a stock option under the Option Plan, exercisable over a five-year period, for the purchase of an aggregate of 120,000 shares of Common Stock at $3.13 per share. The shares underlying the option vest one-third on each of the first three anniversaries of the grant date.

      The Company entered into an employment agreement with Guy Fielder effective October 11, 1996. The employment agreement has a one-year term after which it continues on a month-to-month basis until terminated by the Company or the employee upon 120 days' notice as provided therein. Pursuant to the terms of the employment agreement, Mr. Fielder's annual base salary is $96,000 and he was granted a stock option under the Option Plan, exercisable over a five-year period, for the purchase of an aggregate of 100,000 shares of Common Stock at $4.17 per share. The shares underlying the option vest one-third on each of the first three anniversaries of the grant date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Directors Holmes, Sowell and Van Duyn comprise the Compensation Committee of the Board of Directors of the Company.

      Parris H. Holmes, Jr., Vice Chairman of the Board and a member of the Audit, Compensation and Stock Option Committees, is Chairman of the Board and Chief Executive Officer of Billing Information Concepts Corp. and is Chairman of the Board and a member of the Audit and Compensation Committees of U.S. Long Distance Corp.

      James E. Sowell, a Director of the Company and a member of the Compensation and Stock Option Committees, is a director and serves on the Audit and Compensation Committees of Billing Information Concepts Corp.

                             SECTION 16(A) REPORTING

      Paragraph Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. The Company was not subject to the reporting requirements of
Section 16(a) of the Exchange Act during fiscal 1996.

                 STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

      Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its principal executive offices in Austin, Texas on or before October 17, 1997, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                          By Order of the Board of Directors

                                          Joe O. Davis, Corporate Secretary
Austin, Texas
February 14, 1997

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND DESIRE THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             [FRONT SIDE OF PROXY]
--------------------------------------------------------------------------------
                            TANISYS TECHNOLOGY, INC.
                      12201 TECHNOLOGY BOULEVARD, SUITE 130
                               AUSTIN, TEXAS 78727

   The undersigned hereby appoints Mark C. Holliday, Joe O. Davis and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock, no par value, of Tanisys Technology, Inc. (the "Company") held of record by the undersigned at the close of business on January 31, 1997, at the Annual Meeting of Stockholders to be held on March 20, 1997, or any adjournment(s) thereof.

1. PROPOSAL TO ELECT TWO DIRECTORS TO HOLD OFFICE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS.

[ ] FOR both the nominees listed below   [ ] WITHHOLD AUTHORITY to vote for both
(except as marked to the contrary below)     nominees listed below

    2000 CLASS -- TERM EXPIRING AT 2000 ANNUAL MEETING:  GARY W. PANKONIEN
                                                         ALAN W. PORTNOY

INSTRUCTION:  To withhold authority to vote for either individual nominee, write that nominee's name on the line provided:

              _______________________________________________________________
2. PROPOSAL TO APPROVE THE GRANTING OF STOCK OPTIONS TO CERTAIN DIRECTORS AND EXECUTIVE OFFICERS UNDER THE COMPANY'S 1993 STOCK OPTION PLAN.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

                          (PLEASE SIGN ON OTHER SIDE)
--------------------------------------------------------------------------------

                              [BACK SIDE OF PROXY]
--------------------------------------------------------------------------------
                             (CONTINUED FROM FRONT)

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, "FOR" THE PROPOSAL TO APPROVE THE GRANTING OF STOCK OPTIONS UNDER THE 1993 STOCK OPTION PLAN UNDER PROPOSAL 2, "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY UNDER PROPOSAL 3, and in the discretion of the Proxies with respect to any other matter that is properly presented at the meeting.

     Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                          DATED: _________________________, 1997

                                          ______________________________________
                                                         Signature

                                          ______________________________________
                                                 Signature If Held Jointly
--------------------------------------------------------------------------------